Annual Report

December 31, 1999




--------------------------------------------------------------------------------
Mid-Cap Growth Portfolio




T. Rowe Price, Invest With Confidence(registration mark)

This report is authorized for distribution only to those who have received a copy of the portfolio's prospectus.

T. Rowe Price Investment Services, Inc., Distributor


Dear Investor

The U.S. stock market continued its relentless upward climb with a strong finish to 1999. In fact, the large-cap S&P 500 Stock Index rose more than 20% for an unprecedented fifth year in a row. Although large-company stocks have dominated in recent years, small- and mid-cap stocks kept pace during the last 12 months. Technology and telecom stocks dominated the market's advance, while most other sectors languished.


Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 12/31/99                           6 Months            12 Months
--------------------------------------------------------------------------------

     Mid-Cap Growth Portfolio                      11.26%               23.73%

     S&P MidCap Index                               7.34                14.72

     Russell Midcap

     Growth Index                                  32.49                51.29

     Lipper Variable Annuity
     Underlying Mid Cap
     Funds Average                                 25.85                46.25

     After a 22.08% gain in 1998, the Mid-Cap Growth Portfolio rose a solid 23.73% in 1999, as shown in the table. This result exceeded the return of the unmanaged S&P MidCap Index, but trailed the returns of the Russell Midcap Growth Index and the Lipper Variable Annuity Underlying Mid Cap Funds Average, as our weightings in technology and Internet issues lagged these benchmarks.


MARKET ENVIRONMENT

     As we began the 1990s, with the economy sputtering under the weight of high unemployment, low consumer confidence, and a decline in the stock market, who would have predicted that the decade would end with the longest economic expansion in U.S. history? As we begin the new millennium, the economy appears to be in nearly perfect condition: Economic growth remains robust, consumer confidence is at record levels, and inflation is close to a 30-year low. But amid the exuberance of our time, subtle harbingers of inflation give us pause. Asian economies have begun to recover from their deep recessions, and European growth is also accelerating. Energy prices rose sharply in 1999, as demand began to increase. Since weak Asian demand and low energy prices had been viewed as key underpinnings of the disinflationary environment in recent years, investors sold bonds, causing long-term interest rates to rise from 5% to 6.5% during the year. The inflation, increased short-term interest rates three times - in June, August and November - yet still seems behind the curve.

     While rising interest rates are not normally conducive to good stock market performance, investor sentiment remained ebullient, especially toward technology stocks, and Internet stocks in particular. Technology stocks more than doubled during the year, and have now more than tripled from their lows of October 1998. As if this performance were not remarkable enough, Internet stocks rose considerably more. This was a very speculative market, in which stocks of companies without earnings rose the most. Winners were clustered in the technology, telecom, and biotech sectors, while stocks in other industries generally declined for the year. In fact, more New York Stock Exchange stocks fell than rose for the year, and the median NYSE stock fell 7.4%.

     After five years of large-cap hegemony, small- and mid-cap stocks performed comparably to large-cap stocks in 1999. However, the larger story was investment style. Riding the technology tsunami, growth investment approaches at all capitalization levels trounced value investing, delivering by some measures the largest-ever annual differential between the two styles. Reflecting current investment performance, the press fawned over Generation X entrepreneurs and pilloried icons of value investing such as Warren Buffett.


PORTFOLIO REVIEW

     Given the narrowness of the market's advance and the magnitude of the rally in technology, telecom, and biotech stocks, it is not surprising that virtually all of the fund's top contributors for both the last six months and the year came from these three sectors. The top technology contributors in both periods were PMC-Sierra, a leader in communications semiconductors, Analog Devices, a leading semiconductor supplier specializing in analog-to-digital processors, and SCI Systems, one of the top electronics suppliers to the computer and telecommunications industries, which we bought at depressed prices last spring.

     The two top contributors to performance for both the 6- and 12-month periods were Western Wireless, a leading rural cellular service provider in the mountain states that is posting strong revenue growth, and VoiceStream Wireless, an urban wireless company that we believe is in the process of leveraging its regional operation to become a much more valuable national wireless provider. Actually, VoiceStream was spun off from Western Wireless in May 1999, so both stocks originate from the same investment. The two stocks combined were up about ninefold at year-end from our purchase price in the spring of 1998 and easily comprise the best investment in the portfolio's history. The meteoric ascent of both stocks reflects strong competitive positioning, outstanding management, and the market's infatuation with wireless stocks.

     The worst detractor to fund performance for the year was Network Associates, a network security software company that fell well short of earnings expectations after stumbling badly while integrating several acquisitions. We eliminated the stock. The worst detriment to second half performance came from Warnaco Group, a leading apparel company, which also posted disappointing earnings results. Many of our worst contributors were health care service companies. Most experienced disappointing earnings results. We tend to sell companies that miss our expectations over time. However, we added significantly to two health care holdings on the worst contributors list - Omnicare, an institutional pharmacy provider, and AmeriSource Health, a drug distributor - at prices we believed to be very depressed. While both companies suffered unexpected pressures on their businesses in 1999, in our opinion they are well managed and their long-term growth prospects are little changed. We believe that, in retrospect, the dramatic declines in both stocks will prove to have been gross overreactions.

     The portfolio remains well diversified across industry sectors. We have sold some of our consumer stocks since midyear, and our technology weighting has increased, mostly due to the sector's outperformance. Significant new holdings since our last report include Hertz, the world's leading car rental company, Manpower, a leader in staffing services, and TJX, an off-price retail chain whose best known brands are T.J. Maxx and Marshalls.


INVESTMENT STRATEGY AND OUTLOOK

     Though the Mid-Cap Growth Portfolio's absolute return of 23.73% was very respectable (and more than we should expect for most years going forward), this was not as strong a period in relation to our benchmarks as many others in the portfolio's history. This was primarily attributable to our lack of emphasis on technology, particularly in the high-flying Internet companies where we view valuations as problematic. This portfolio has always invested in companies that, in our view, have strong managements, proven business models, good financial characteristics, and reasonable valuations. These companies were not generally rewarded in the stock market in 1999.

Sector Diversification
--------------------------------------------------------------------------------

                                                         6/30/99     12/31/99
--------------------------------------------------------------------------------

     Financial                                                9%           9%

     Health Care                                             12           13

     Consumer                                                20           14

     Technology                                              12           17

     Business Services                                       30           30

     Energy                                                   3            4

     Industrial                                               5            4

     Reserves                                                 9            9
--------------------------------------------------------------------------------

     Total                                                  100%         100%

     In the last year, we have seen a dramatic dichotomy develop in the market. On one hand, the New Economy stocks, consisting of technology, telecommunications, biotechnology, and especially Internet issues, were irrepressible. Hundreds of companies came public with little or no revenues and scant prospects of earnings or positive cash flow for many years, yet garnered fabulous valuations. It will be many years before we know whether most of these new companies' business models work, and during that time, they will be dependent on the capital markets to fund their losses. Day traders drive many of these stocks, and their valuations are increasingly divorced from reality. However, institutional investors have also joined the fray, following the momentum of stock price performance. On the other hand, Old Economy stocks have drifted, even though many of these companies continue to grow nicely, generate strong cash flow, and sell at already modest valuations. Wall Street views New Economy stocks as attractive at 20 times sales, but ignores Old Economy stocks at 10 times earnings. In the mid-cap universe in 1999, the median gain for 58 stocks with negative earnings was 34.3%; conversely, the median loss for 804 stocks with real earnings was -10.3%. The best investment strategy in 1999 was to invest in companies that lose money.

     It is conceivable that technology companies will continue to grow and maintain extraordinary rates of growth for years to come - but this would be unprecedented. The technology sector is cyclical, and its structural dynamics change rapidly. Many of today's darlings will be tomorrow's road kill. Traditionally, failure rates have been highest in technology stocks. Investors may be underestimating the difficulty these companies will have staying ahead of the obsolescence curve.

     The rapid innovation that is taking place is not good for incumbents, and may not be good for investors, either, when the mania subsides. Let's look at recent history. In the early 1980s, euphoria over the limitless potential of the personal computer swept the market. Ultimately, the PC did change our lives, but most of the stocks from that period failed miserably. In the early 1990s, biotech stocks soared as investors dreamt of huge advances in medical technology. Once again, the industry fulfilled much of its promise, but investors suffered huge losses. In the nineteenth and early twentieth centuries, similar waves of enthusiasm centered on exciting industries of the future, such as railroads, electricity, and autos, and the pattern was eerily similar. The lesson is clear: Most of today's upstarts will be unable to build enduring companies or achieve profitability, but, for a few, the rewards will be enormous.

     Do not mistake us for Luddites. We own and use plenty of technology. The current technology mania ultimately will be good for America. The deluge of capital being lavished on the Internet sector is spurring tremendous technological innovation which, in turn, is pushing workplace productivity to new levels and providing consumers with a panoply of new choices that enhance many aspects of daily life. The technology sector's fundamentals are outstanding. But what does one pay for a New Economy stock? Valuations based on earnings and cash flows have been discarded; even price-to-revenue ratios are giving way to the notion of price to market opportunity. In this environment, stocks take on a life of their own, detached from any inherent value, moving in whichever direction the momentum takes them. Who's to say a stock is worth $50, or even $500? Prices are restrained only by the limits of imagination.

     In the Mid-Cap Growth Portfolio, we are focused on identifying companies we believe will be long-term beneficiaries of the Internet economy, and sprinkling new names into the portfolio where we can justify their valuations. For example, during the year we purchased Citrix Systems, a leader in Internet application software, and Peregrine Systems, a provider of electronic infrastructure management software. Recognizing that many Old Economy companies will be losers in this fast-changing environment, we are working to identify and eliminate holdings that will be negatively affected over the long run. Nevertheless, we believe that one of the surprises of the new year may be that many Old Economy companies, such as Circuit City, with its new on-line shopping site, and Sotheby's, with its on-line auction network, will successfully adapt their business models to the Internet environment. If this were to narrow the valuation chasm between the new and old economy stocks, watch out!

     Moving beyond the Internet, we believe that earnings growth remains the key to reestablishing mid-cap outperformance. The fact of the matter is that large U.S. companies have grown their earnings at a faster rate than small- and mid-caps over the last several years. This is a direct outgrowth, in our opinion, of a revolution in American corporate management philosophy that emphasizes efficiency, return on investment, and shareholder value. However, large-company earnings have grown much faster than sales over this period, and the question is, how long can this last? At some point, the higher internal growth of small- and mid-cap companies will be recognized, probably as large-cap earnings momentum begins to slow. Even though mid-cap stocks have recovered slightly from their record low relative valuations last April, we believe they remain compelling in comparison with large-caps. We continue to believe that the Mid-Cap Growth Portfolio remains well positioned to achieve attractive returns over time.

     Respectfully submitted,



     Brian W.H. Berghuis
     President and Chairman of the
     Investment Advisory Committee




     John F. Wakeman
     Executive Vice President

     January 8, 2000


Portfolio Highlights

Contributions to the Change in Net Asset Value Per Share
6 Months Ended 12/31/99


TEN BEST CONTRIBUTORS
--------------------------------------------------------------------------------
VoiceStream Wireless*               67(cents)

Western Wireless                          34

PMC-Sierra                                18

Analog Devices                            17

MedImmune                                 16

SCI Systems*                              14

Omnipoint**                               12

Novell*                                   11

Xilinx                                    11

Intuit                                    10

--------------------------------------------------------------------------------
Total                               210(cents)
--------------------------------------------------------------------------------


TEN WORST CONTRIBUTORS
--------------------------------------------------------------------------------

Warnaco Group                       -13(cents)

Republic Services                          12

Galileo International                      11

Ingram Micro**                              8

Covance**                                   7

AmeriSource Health                          7

United Rentals                              7

ShopKo Stores                               7

Henry Schein                                7

Total Renal Care Holdings**                 6

--------------------------------------------------------------------------------
Total                               -85(cents)
--------------------------------------------------------------------------------


12 Months Ended 12/31/99

TEN BEST CONTRIBUTORS
--------------------------------------------------------------------------------

VoiceStream Wireless*                68(cents)

Western Wireless                           62

PMC-Sierra                                 28

Analog Devices                             26

SCI Systems*                               26

Xilinx                                     21

Omnipoint**                                20

BJ Services                                19

MedImmune                                  19

Circuit City Stores                        18

--------------------------------------------------------------------------------
Total                               307(cents)
--------------------------------------------------------------------------------


TEN WORST CONTRIBUTORS
--------------------------------------------------------------------------------

Network Associates**                -13(cents)

AmeriSource Health*                        13

Warnaco Group                              12

Romac International**                      12

Omnicare                                   12

Henry Schein                               11

Total Renal Care Holdings**                11

Covance**                                  11

Ingram Micro***                             9

Suiza Foods**                               8

--------------------------------------------------------------------------------
Total                              -112(cents)
--------------------------------------------------------------------------------

   * Position added
  ** Position eliminated
 *** Position added and eliminated



Portfolio Highlights

Twenty-Five Largest Holdings

                                                 Percent of
                                                 Net Assets
                                                   12/31/99
--------------------------------------------------------------------------------

VoiceStream Wireless                                   2.9%

Western Wireless                                       2.5

Analog Devices                                         2.2

SCI Systems                                            2.0

Circuit City Stores                                    2.0

NOVA                                                   1.8

BJ Services                                            1.6

Affiliated Computer Services                           1.5

Waddell & Reed Financial                               1.5

Teva Pharmaceutical Industries                         1.5

CIBER                                                  1.4

BJ's Wholesale Club                                    1.3

MedImmune                                              1.3

Catalina Marketing                                     1.2

Whole Foods Market                                     1.2

U.S. Foodservice                                       1.2

Xilinx                                                 1.2

Hertz                                                  1.2

Smith International                                    1.1

Novell                                                 1.1

Jones Apparel Group                                    1.1

Intuit                                                 1.1

Synopsys                                               1.1

Wellpoint Health Networks                              1.1

Viad                                                   1.1

--------------------------------------------------------------------------------
Total                                                 37.2%
--------------------------------------------------------------------------------

Note: Table excludes reserves.



Performance Comparison

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.


SEC CHART: Mid-Cap Growth Portfolio

                                    Lipper Variable
                S&P Mid          Annuity Underlying               Mid-Cap
              Cap Index       Mid Cap Funds Average      Growth Portfolio

12/31/96         10,000                      10,000                10,000

6/97             11,299                      10,740                10,630

12/97            13,225                      11,714                11,880

6/98             14,367                      13,218                13,880

12/98            15,753                      13,839                14,503

6/99             16,836                      15,663                16,129

12/99            18,072                      20,904                17,945


Average Annual Compound Total Return

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


Mid-Cap Growth Portfolio
Periods Ended 12/31/99

                                        Since            Inception
                  1 Year            Inception                 Date
--------------------------------------------------------------------------------

                  23.73%            21.52%                12/31/96

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

Total returns do not include charges imposed by your insurance company's separate account. If these were included, performance would have been lower.


Financial Highlights
T. Rowe Price Mid-Cap Growth Portfolio

                                 For a share outstanding throughout each period
                                 -----------------------------------------------
                                         Year       12/31/96
                                        Ended        Through
                                     12/31/99       12/31/98        12/31/97

NET ASSET VALUE
Beginning of period                    $14.27         $11.88          $10.00

Investment activities

  Net investment
  income (loss)                             -          (0.01)              -

  Net realized and
  unrealized
  gain (loss)                            3.37           2.61            1.88

  Total from
  investment activities                  3.37           2.60            1.88

Distributions

  Net realized gain                     (0.18)         (0.21)              -

NET ASSET VALUE
End of period                          $17.46         $14.27          $11.88
                                 -----------------------------------------------

Ratios/Supplemental Data

Total return(diamond)                   23.73%         22.08%          18.80%

Ratio of  total expenses
to average net assets                    0.85%          0.85%           0.85%

Ratio of net
investment income
(loss) to average net assets             0.01%         (0.11)%              -

Portfolio turnover rate                  48.1%         47.8%            40.3%

Net assets, end of period
(in thousands)                        $127,228       $ 29,911         $15,272

(diamond)  Total return  reflects  the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.


The accompanying notes are an integral part of these financial statements.



Statement of Net Assets
T. Rowe Price Mid-Cap Growth Portfolio
December 31, 1999

                                                         Shares        Value
--------------------------------------------------------------------------------
                                                                In thousands

COMMON STOCKS  90.8%

FINANCIAL  9.4%

Bank and Trust  0.9%

First Tennessee National                                 11,500   $      328

North Fork Bancorporation                                48,600          850

                                                                       1,178

Insurance  3.5%

ACE Limited                                              42,600          711

E.W. Blanch                                              11,000          674

MGIC Investment                                          17,100        1,029

Protective Life                                          29,800          948

Radian Group                                             21,800        1,041

                                                                       4,403

Financial Services  5.0%

Capital One Financial                                    24,200        1,166

eSpeed (Class A) *                                        3,200          114

Federated Investors (Class B)                            56,400        1,132

Heller Financial (Class A)                               57,000        1,144

Nextcard *                                                6,200          179

The CIT Group (Class A)                                  35,900          758

Waddell & Reed Financial
  (Class A)                                              62,200        1,687

Waddell & Reed Financial
  (Class B)                                               8,100          203

                                                                       6,383

Total Financial                                                       11,964


HEALTH CARE  12.8%

Pharmaceuticals  3.2%

Mylan Laboratories                                       42,400        1,068

Shire Pharmaceuticals ADR *                              31,600          914

Teva Pharmaceutical
  Industries ADR                                         26,000        1,862

Watson Pharmaceuticals *                                  4,500          161

                                                                       4,005

Biotechnology  4.9%

Affymetrix *                                              4,600          780

Biogen *                                                 14,100        1,191

Gilead Sciences *                                        21,200        1,146

MedImmune *                                              10,100        1,675

QLT Phototherapeutics *                                   8,100          475

Sepracor *                                                9,200          914

                                                                       6,181

Medical Instruments and Devices  2.6%

Millipore                                                29,200   $    1,128

Sybron International *                                   53,400        1,318

Waters *                                                 17,200          912

                                                                       3,358

Health Care Services  2.1%

Omnicare                                                108,400        1,301

Wellpoint Health Networks
  (Class A) *                                            21,200        1,398

                                                                       2,699

Total Health Care                                                     16,243


CONSUMER  13.6%

Soft Goods Retailers  1.8%

Family Dollar Stores                                     72,700        1,186

TJX                                                      54,600        1,116

                                                                       2,302

Hard Goods Retailers  7.6%

BJ's Wholesale Club *                                    46,200        1,686

Borders Group *                                          31,700          509

Circuit City Stores                                      55,800        2,515

Consolidated Stores *                                    48,600          790

Costco Wholesale *                                        8,500          775

O'Reilly Automotive *                                    42,600          928

ShopKo Stores *                                          38,900          895

Whole Foods Market *                                     34,100        1,575

                                                                       9,673

Consumer Non-Durables  1.2%

Jones Apparel Group *                                    52,200        1,416

Warnaco Group (Class A)                                  13,700          169

                                                                       1,585

Restaurants  0.8%

Outback Steakhouse *                                     37,700          980

                                                                         980

Entertainment  1.8%

Premier Parks *                                          40,100        1,158

Royal Caribbean Cruises                                  23,000        1,134

                                                                       2,292

Consumer Services  0.4%

Apollo Group (Class A) *                                  6,400          128

Sotheby's (Class A)                                      13,300          399

                                                                         527

Total Consumer                                                        17,359


TECHNOLOGY  17.4%

Computer Hardware  2.6%

Sanmina *                                                 7,400   $      737

SCI Systems *                                            31,600        2,597

                                                                       3,334

Computer Software  4.1%

Citrix Systems *                                          5,500          676

Intuit *                                                 23,600        1,414

Parametric Technology *                                  38,300        1,035

Peregrine Systems *                                       8,500          715

Synopsys *                                               21,200        1,412

                                                                       5,252

Semiconductors and Components  7.8%

Analog Devices *                                         29,900        2,781

KLA-Tencor *                                              8,500          947

Lattice Semiconductor *                                   9,800          464

Maxim Integrated Products *                              28,000        1,320

Molex (Class A)                                          26,600        1,197

PMC-Sierra *                                              7,200        1,154

Quantum *                                                35,000          529

Xilinx *                                                 32,900        1,496

                                                                       9,888

Networking and Telecom Equipment  1.8%

ADC Telecommunications *                                 11,800          856

Novell *                                                 36,400        1,452

                                                                       2,308

E-Commerce  1.1%

CNET *                                                    4,300          244

EarthLink Network *                                       6,200          264

PSINet *                                                 12,200          755

Safeguard Scientifics *                                     600           97

                                                                       1,360

Total Technology                                                       22,142


BUSINESS SERVICES  29.9%

Telecom Services  8.9%

Allegiance Telecom *                                      3,000          276

Charter Communications
  (Class A) *                                            35,900          785

Crown Castle International *                             37,000        1,186

McLeod USA *                                              8,600          506

Pinnacle Holdings *                                      22,900          979

Rogers Communications
  (Class B) *                                            24,200          599

Tritel (Class A) *                                        2,700   $       85

VoiceStream Wireless *                                   25,800        3,666

Western Wireless (Class A) *                             48,100        3,208

                                                                      11,290

Computer Services  7.0%

Affiliated Computer

Services (Class A) *                                     41,300        1,900

Ceridian *                                               54,600        1,177

Concord EFS *                                            10,850          279

Galileo International                                    36,500        1,093

National Data                                            32,900        1,116

NOVA *                                                   72,700        2,295

SunGard Data Systems *                                   42,700        1,014

                                                                       8,874


Distribution  3.3%

AmeriSource Health (Class A) *                           72,700        1,104

Henry Schein *                                           20,400          270

MSC (Class A) *                                          31,700          420

Tech Data *                                              30,400          825

U.S. Foodservice *                                       92,100        1,543

                                                                       4,162

Media and Advertising  2.6%

Catalina Marketing *                                     13,700        1,586

Infinity Broadcasting
  (Class A) *                                            25,750          932

Univision Communications
  (Class A) *                                             7,900          807

                                                                       3,325

Environmental  1.0%

Republic Services (Class A) *                            84,900        1,221

                                                                       1,221

Miscellaneous Business Services  6.0%

CIBER *                                                  63,100        1,735

Hertz (Class A)                                          29,200        1,464

Keane *                                                  43,100        1,368

Manpower                                                 31,600        1,189

Robert Half International *                              17,600          503

Viad                                                     49,100        1,369

                                                                       7,628

Transportation  0.6%

C.H. Robinson Worldwide                                  14,200          565

Expeditors International
  of Washington                                           6,200          270

                                                                         835

Engineering and Construction  0.5%

Martin Marietta Materials                                15,800   $      648

                                                                         648

Total Business Services                                               37,983


ENERGY  4.3%

Exploration and Production  1.5%

Devon Energy                                             38,900        1,279

Ocean Energy *                                           78,900          611

                                                                       1,890

Energy Services  2.8%

BJ Services *                                            49,800        2,082

Smith International *                                    29,300        1,456

                                                                       3,538

Total Energy                                                           5,428


INDUSTRIAL  3.4%

Specialty Chemicals  0.5%

Great Lakes Chemical                                     17,100          653

                                                                         653

Machinery  2.9%

Danaher                                                  19,400          936

Pentair                                                  34,000        1,309

Teleflex                                                 24,200          758

United Rentals *                                         41,500          710

                                                                       3,713

Total Industrial                                                       4,366

Total Common Stocks (Cost  $94,289)                                  115,485


SHORT-TERM INVESTMENTS  9.7%

Money Market Funds  9.7%

Government Reserve Investment
  Fund, 4.80% #                                      12,349,000   $   12,349

Total Short-Term Investments
(Cost  $12,349)                                                       12,349

Total Investments in Securities
100.5% of Net Assets (Cost $106,638)                                $127,834

Other Assets Less Liabilities                                           (606)

NET ASSETS                                                          $127,228
                                                                    ---------

Net Assets Consist of:

Accumulated net investment
  income - net of distributions                                           $8

Accumulated net realized gain/loss -
  net of distributions                                                 1,992

Net unrealized gain (loss)                                            21,196

Paid-in-capital applicable to 7,287,808
  shares of $0.0001 par value capital
  stock outstanding; 1,000,000,000
  shares of the Corporation authorized                               104,032

NET ASSETS                                                          $127,228
                                                                    ---------

NET ASSET VALUE PER SHARE                                             $17.46
                                                                    ---------


  #  Seven-day yield
  *  Non-income producing
ADR  American Depository Receipt

The accompanying notes are an integral part of these financial statements.



Statement of Operations
T. Rowe Price Mid-Cap Growth Portfolio
In thousands

                                                                        Year
                                                                       Ended
                                                                    12/31/99

Investment Income (Loss)

Income

  Interest                                                         $     323

  Dividend                                                               194

  Total income                                                           517

Expenses

  Investment management and administrative                               509

Net investment income (loss)                                               8


Realized and Unrealized Gain (Loss)

Net realized gain (loss) on securities                                 3,171

Change in net unrealized gain or loss on securities                   15,316

Net realized and unrealized gain (loss)                               18,487

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                            $   18,495
                                                                  -----------


The accompanying notes are an integral part of these financial statements.



Statement of Changes in Net Assets
T. Rowe Price Mid-Cap Growth Portfolio
In thousands

                                                           Year
                                                          Ended
                                                       12/31/99     12/31/98
Increase (Decrease) in Net Assets

Operations

  Net investment income (loss)                               $8         $(21)

  Net realized gain (loss)                                3,171          394

  Change in net unrealized gain or loss                  15,316        4,055

  Increase (decrease) in net assets from operations      18,495        4,428

Distributions to shareholders

  Net realized gain                                      (1,220)        (415)

Capital share transactions*

  Shares sold                                            92,776       20,628

  Distributions reinvested                                1,220          415

  Shares redeemed                                       (13,954)     (10,417)

  Increase (decrease) in net
  assets from capital
  share transactions                                     80,042       10,626


Net Assets

Increase (decrease) during period                        97,317       14,639

Beginning of period                                      29,911       15,272


End of period                                          $127,228      $29,911
                                                       -----------------------

*Share information

  Shares sold                                             6,036        1,598

  Distributions reinvested                                   76           32

  Shares redeemed                                          (919)       (821)

  Increase (decrease) in shares outstanding               5,193          809


The accompanying notes are an integral part of these financial statements.



Notes to Financial Statements
T. Rowe Price Mid-Cap Growth Portfolio
December 31, 1999


NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Equity Series, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Mid-Cap Growth Portfolio (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on December 31, 1996. The shares of the fund are currently being offered only to separate accounts of certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.


NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases and sales of portfolio securities, other than short-term securities, aggregated $96,665,000 and $26,726,000, respectively, for the year ended December 31, 1999.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     At December 31, 1999 , the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $106,638,000. Net unrealized gain aggregated $21,196,000 at period-end, of which $26,468,000 related to appreciated investments and $5,272,000 to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management and administrative agreement between the fund and
     T. Rowe Price Associates, Inc. (the manager) provides for an all-inclusive annual fee, of which $66,000 was payable at December 31, 1999 . The fee, computed daily and paid monthly, is equal to 0.85% of the fund's average daily net assets. Pursuant to the agreement, investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to the fund, and interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 1999, totaled $323,000 and are reflected as interest income in the accompanying Statement of Operations.


Report of Independent Accountants

To the Board of Directors of T. Rowe Price Equity Series, Inc. and Shareholders of Mid-Cap Growth Portfolio

     In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Mid-Cap Growth Portfolio (one of the portfolios comprising T. Rowe Price Equity Series, Inc., hereafter referred to as the "Fund") at December 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.



     PricewaterhouseCoopers LLP

     Baltimore, Maryland
     January 20, 2000


T. Rowe Price Mid-Cap Growth Portfolio

Tax Information (Unaudited) for the Tax Year Ended 12/31/99
--------------------------------------------------------------------------------

     We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

     The fund's distributions to shareholders included:

     o     $339,000 from short-term capital gains,
     o $881,000 from long-term capital gains, subject to the 20% rate gains category.

     For corporate shareholders, $174,000 of the fund's distributed income and short-term capital gains qualified for the dividends-received deduction.